                                           FREE WRITING PROSPECTUS FOR
                                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                       SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                           FREE WRITING PROSPECTUS FOR
                                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)                       SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

WINCHESTER CAPITAL - HEL / RESI B&C -
STRATIFICATION TABLES                                  (WINCHESTER CAPITAL LOGO)
--------------------------------------------------------------------------------

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. Loan Documentation Type
8. Others
9. Credit Grades
10. Top 10 Cities

1. FICO
                                                                    --------------------------------------------------
                                                                                          FICO
                                                                    ------------------------------------------------

                                        Loan   $ Avge Loan    % of                         520 and
FICO                             WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560
----                             -----  -----  -----------    ----  -------------    ---   -------  -------  -------
581 & Above                      80.28  8,350     220,475    93.68  1,840,965,778   6.771   0.00%    0.00%    0.00%
561 - 580                        78.89    522     152,713     4.06     79,715,947   7.713   0.00%    0.00%    0.00%
541 - 560                        76.43    303     138,015     2.13     41,818,648   8.043   0.00%    0.00%    2.13%
521 - 540                        74.09     19     139,855     0.14      2,657,254   7.839   0.00%    0.14%    0.00%
520 & Below
                                 -----  -----     -------   ------  -------------   -----   -----    -----    -----
TOTAL:                           80.13  9,194     213,743   100.00  1,965,157,627   6.838   0.00%    0.14%    2.13%
                                 =====  =====     =======   ======  =============   =====   =====    =====    =====

1. FICO                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                     --------------------------------------------------------------------------------------------------------------
                                             LTV                                                LOAN AMOUNT
                     ------------------------------------------------  ------------------------------------------------------------
                                                                         LTV            $50K
                                 581 and  85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-  $600.01-
FICO                    561-580   above   & below  85.01-90  90.01-95    100   100.01+  below    75K     100K     $600K      750K
----                    -------  -------  -------  --------  --------  ------  -------  -----  -------  -------  --------  --------
581 & Above              0.00%    93.68%   81.32%    7.70%     4.64%    0.03%   0.00%   0.38%   1.77%    3.69%    77.33%     4.80%
561 - 580                4.06%     0.00%    2.97%    1.07%     0.01%    0.00%   0.00%   0.09%   0.20%    0.37%     3.30%     0.10%
541 - 560                0.00%     0.00%    2.09%    0.04%     0.00%    0.00%   0.00%   0.07%   0.14%    0.22%     1.71%     0.00%
521 - 540                0.00%     0.00%    0.14%    0.00%     0.00%    0.00%   0.00%   0.01%   0.00%    0.02%     0.11%     0.00%
520 & Below
                         ----     -----    -----     ----      ----     ----    ----    ----    ----     ----     -----      ----
TOTAL:                   4.06%    93.68%   86.52%    8.81%     4.65%    0.03%   0.00%   0.54%   2.11%    4.29%    82.44%     4.90%
                         ====     =====    =====     ====      ====     ====    ====    ====    ====     ====     =====      ====

1. FICO
                     -------------------------------------------------------------------------------------------------
                           DOCUMENTATION               INTEREST ONLY                        DTI             OTHER DATA
                      -----------------------  -------------------------------  --------------------------  ----------

                      $750-                    Stated  Limited
FICO                  900K   >$900K  Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
----                  -----  ------  --------  ------  -------  ------  ------  ------   -------  --------   --------
581 & Above           2.72%   2.99%   57.72%   35.54%   0.42%    0.00%   0.00%   63.83%   0.00%    41.44%     15.54%
561 - 580             0.00%   0.00%    3.00%    1.01%   0.05%    0.00%   0.00%    1.14%   0.00%     1.84%      0.54%
541 - 560             0.00%   0.00%    1.79%    0.29%   0.05%    0.00%   0.00%    0.67%   0.00%     0.78%      0.22%
521 - 540             0.00%   0.00%    0.09%    0.04%   0.00%    0.00%   0.00%    0.00%   0.00%     0.04%      0.03%
520 & Below
                      ----    ----    -----    -----    ----     ----    ----    -----    ----     -----      -----
TOTAL:                2.72%   2.99%   62.60%   36.88%   0.52%    0.00%   0.00%   65.65%   0.00%    44.11%     16.33%
                      ====    ====    =====    =====    ====     ====    ====    =====    ====     =====      =====

2. LTV
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                               Loan   $ Avge Loan    % of                         520 and                             581 and
LTV                    WAFICO  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
---                    ------  ------  ----------  ------  -------------  ------  -------  -------  -------  -------  -------
80.00 & Below            660   7,340     220,515    82.36  1,618,583,611   6.658   0.00%    0.13%    1.27%    2.35%    78.61%
80.01 - 85.00            617     437     186,790     4.15     81,627,421   7.564   0.00%    0.00%    0.81%    0.63%     2.71%
85.01 - 90.00            634     921     187,922     8.81    173,076,160   7.755   0.00%    0.00%    0.04%    1.07%     7.70%
90.01 - 95.00            662     493     185,235     4.65     91,320,793   7.625   0.00%    0.00%    0.00%    0.01%     4.64%
95.01 - 100.00           669       3     183,214     0.03        549,641   8.447   0.00%    0.00%    0.00%    0.00%     0.03%
                         ---   -----     -------   ------  -------------   -----   ----     ----     -----    ----     -----
TOTAL:                   656   9,194     213,743   100.00  1,965,157,627   6.838   0.00%    0.14%    2.13%    4.06%    93.68%
                         ===   =====     =======   ======  =============   =====   ====     ====     =====    ====     =====

2. LTV                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                      LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
LTV                    & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
---                    -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
80.00 & Below           82.36%    0.00%     0.00%    0.00%   0.00%   0.36%   1.54%    3.35%    67.31%      4.43%   2.51%   2.84%
80.01 - 85.00            4.15%    0.00%     0.00%    0.00%   0.00%   0.05%   0.10%    0.18%     3.71%      0.07%   0.04%   0.00%
85.01 - 90.00            0.00%    8.81%     0.00%    0.00%   0.00%   0.10%   0.27%    0.52%     7.46%      0.27%   0.08%   0.10%
90.01 - 95.00            0.00%    0.00%     4.65%    0.00%   0.00%   0.03%   0.19%    0.23%     3.94%      0.13%   0.08%   0.05%
95.01 - 100.00           0.00%    0.00%     0.00%    0.03%   0.00%   0.00%   0.00%    0.00%     0.02%      0.00%   0.00%   0.00%
                        -----     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----
TOTAL:                  86.52%    8.81%     4.65%    0.03%   0.00%   0.54%   2.11%    4.29%    82.44%      4.90%   2.72%   2.99%
                        =====     ====      ====     ====    ====    ====    ====     ====     =====       ====    ====    ====

2. LTV
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
LTV                    Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
---                    --------  ------  -------  ------  ------  ------   -------  --------   --------
80.00 & Below           52.94%   29.07%   0.36%    0.00%   0.00%   58.19%   0.00%    37.00%     14.01%
80.01 - 85.00            2.40%    1.71%   0.04%    0.00%   0.00%    1.64%   0.00%     1.66%      0.52%
85.01 - 90.00            5.03%    3.74%   0.04%    0.00%   0.00%    4.26%   0.00%     3.57%      1.16%
90.01 - 95.00            2.21%    2.35%   0.08%    0.00%   0.00%    1.53%   0.00%     1.88%      0.63%
95.01 - 100.00           0.03%    0.00%   0.00%    0.00%   0.00%    0.02%   0.00%     0.00%      0.00%
                        -----    -----    ----     ----    ----    -----    ----     -----      -----
TOTAL:                  62.60%   36.88%   0.52%    0.00%   0.00%   65.65%   0.00%    44.11%     16.33%
                        =====    =====    ====     ====    ====    =====    ====     =====      =====

3. DTI
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
DTI                    WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
---                    ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
<= 39.999                653   79.32  3,111     191,812    30.37    596,726,984   6.891   0.00%    0.09%    0.92%    1.31%    28.05%
40.000 - 44.999          660   80.29  1,774     227,390    20.53    403,389,408   6.845   0.00%    0.01%    0.35%    0.81%    19.36%
45.000 - 49.999          661   80.65  2,216     229,272    25.85    508,067,434   6.880   0.00%    0.01%    0.44%    0.94%    24.47%
50.000 - 54.999          650   80.45  1,666     217,944    18.48    363,094,878   6.745   0.00%    0.03%    0.38%    0.85%    17.22%
55.000 >=                650   80.58    427     219,857     4.78     93,878,922   6.602   0.00%    0.00%    0.04%    0.15%     4.59%
                         ---   -----  -----     -------   ------  -------------   -----   ----     ----     ----     ----     -----
TOTAL:                   656   80.13  9,194     213,743   100.00  1,965,157,627   6.838   0.00%    0.14%    2.13%    4.06%    93.68%
                         ===   =====  =====     =======   ======  =============   =====   ====     ====     ====     ====     =====

3. DTI                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                      LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
DTI                    & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
---                    -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
<= 39.999               25.96%    2.89%     1.50%    0.02%   0.00%   0.33%   1.00%    1.84%    23.12%      1.55%   1.25%   1.27%
40.000 - 44.999         17.72%    1.86%     0.95%    0.00%   0.00%   0.09%   0.35%    0.68%    17.07%      1.04%   0.51%   0.80%
45.000 - 49.999         22.32%    2.23%     1.30%    0.00%   0.00%   0.08%   0.36%    0.92%    22.14%      1.46%   0.68%   0.23%
50.000 - 54.999         16.22%    1.51%     0.74%    0.00%   0.00%   0.04%   0.34%    0.62%    16.20%      0.61%   0.12%   0.55%
55.000 >=                4.30%    0.32%     0.16%    0.00%   0.00%   0.01%   0.06%    0.23%     3.92%      0.24%   0.16%   0.14%
                        -----     ----    ---------------    ----    ----   -----     ----     -----       ----    ----    ----
TOTAL:                  86.52%    8.81%     4.65%    0.03%   0.00%   0.54%   2.11%    4.29%    82.44%      4.90%   2.72%   2.99%
                        =====     ====    ===============    ====    ====   =====     ====     =====       ====    ====    ====

3. DTI
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
DTI                    Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
---                    --------  ------  -------  ------  ------  ------   -------  --------   --------
<= 39.999               19.94%   10.30%   0.13%    0.00%   0.00%   17.35%   0.00%     0.00%      0.00%
40.000 - 44.999         10.86%    9.53%   0.13%    0.00%   0.00%   13.77%   0.00%     0.00%      0.00%
45.000 - 49.999         12.77%   12.98%   0.10%    0.00%   0.00%   17.56%   0.00%    20.85%      0.00%
50.000 - 54.999         14.64%    3.70%   0.14%    0.00%   0.00%   13.18%   0.00%    18.48%     11.55%
55.000 >=                4.39%    0.36%   0.02%    0.00%   0.00%    3.78%   0.00%     4.78%      4.78%
                        -----    -----    ----     ----    ----    -----    ----     -----      -----
TOTAL:                  62.60%   36.88%   0.52%    0.00%   0.00%   65.65%   0.00%    44.11%     16.33%
                        =====    =====    ====     ====    ====    =====    ====     =====      =====

4. OCCUPANCY TYPE
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
OCCUPANCY TYPE         WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
--------------         ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
Primary Residence         655  80.02  8,812     215,975    96.85  1,903,172,564   6.816   0.00%    0.14%    2.13%    4.02%    90.56%
Investment Property       685  83.22    326     159,585     2.65     52,024,861   7.517   0.00%    0.00%    0.00%    0.01%     2.63%
Second Home               674  84.19     56     177,861     0.51      9,960,202   7.463   0.00%    0.00%    0.00%    0.02%     0.49%
                          ---  -----  -----     -------    -----  -------------   -----   ----     ----     ----     ----     -----

4. OCCUPANCY TYPE                                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                     LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01 -  $600.01-  $750-
OCCUPANCY TYPE         & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
--------------------------------------------------------------------------------------------------------------------------------
Primary Residence       84.87%    7.77%     4.18%    0.03%   0.00%   0.42%   1.99%    4.13%    79.75%      4.84%   2.72%   2.99%
Investment Property      1.40%    0.86%     0.39%    0.00%   0.00%   0.11%   0.10%    0.14%     2.23%      0.07%   0.00%   0.00%
Second Home              0.25%    0.18%     0.08%    0.00%   0.00%   0.01%   0.01%    0.02%     0.46%      0.00%   0.00%   0.00%
                         ----     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----

4. OCCUPANCY TYPE
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
OCCUPANCY TYPE         Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
--------------         --------  ------  -------  ------  ------  ------   -------  --------   --------
Primary Residence       59.90%   36.44%   0.51%    0.00%   0.00%   63.83%   0.00%    43.01%     15.91%
Investment Property      2.35%    0.30%   0.00%    0.00%   0.00%    1.51%   0.00%     0.90%      0.33%
Second Home              0.36%    0.14%   0.01%    0.00%   0.00%    0.31%   0.00%     0.19%      0.10%
                         ----     ----    ----     ----    ----     ----    ----     -----      -----

5. WAC
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
WAC                    WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
---                    ------  -----  -----  -----------    ----  -------------  ------  -------  -------  -------  -------  -------
<= 6.999                 671   78.77  4,986     251,130    63.72  1,252,133,894   6.386   0.00%    0.01%    0.14%    0.70%    62.86%
7.000 - 7.999            637   81.60  3,119     180,046    28.58    561,562,352   7.422   0.00%    0.06%    0.87%    1.94%    25.71%
8.000 - 8.999            608   85.87    997     141,638     7.19    141,212,905   8.351   0.00%    0.06%    0.98%    1.26%     4.89%
9.000 - 9.999            578   86.78     91     112,155     0.52     10,206,059   9.195   0.00%    0.01%    0.13%    0.16%     0.22%
10.000 - 10.999          563   90.00      1      42,417     0.00         42,417  10.250   0.00%    0.00%    0.00%    0.00%     0.00%
11.000 >=
                         ---   -----  -----     -------    -----  -------------  ------   ----     ----     ----     ----     -----

5. WAC                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                      LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
WAC                    & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
---                    -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
<= 6.999                61.75%    1.36%     0.61%    0.00%   0.00%   0.07%   0.56%    1.63%    52.77%      3.69%   2.43%   2.57%
7.000 - 7.999           21.33%    4.40%     2.85%    0.00%   0.00%   0.21%   0.92%    1.95%    23.64%      1.15%   0.29%   0.42%
8.000 - 8.999            3.23%    2.80%     1.13%    0.03%   0.00%   0.23%   0.54%    0.68%     5.68%      0.07%   0.00%   0.00%
9.000 - 9.999            0.20%    0.25%     0.07%    0.00%   0.00%   0.04%   0.09%    0.04%     0.35%      0.00%   0.00%   0.00%
10.000 - 10.999          0.00%    0.00%     0.00%    0.00%   0.00%   0.00%   0.00%    0.00%     0.00%      0.00%   0.00%   0.00%
11.000 >=
                        -----     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----

5. WAC
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
WAC                    Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
---                    --------  ------  -------  ------  ------  ------   -------  --------   --------
<= 6.999                41.83%   21.64%   0.24%    0.00%   0.00%   47.51%   0.00%    29.38%     12.06%
7.000 - 7.999           15.79%   12.58%   0.21%    0.00%   0.00%   15.39%   0.00%    11.69%      3.48%
8.000 - 8.999            4.62%    2.50%   0.07%    0.00%   0.00%    2.55%   0.00%     2.85%      0.75%
9.000 - 9.999            0.36%    0.15%   0.00%    0.00%   0.00%    0.20%   0.00%     0.19%      0.04%
10.000 - 10.999          0.00%    0.00%   0.00%    0.00%   0.00%    0.00%   0.00%     0.00%      0.00%
11.000 >=
                        -----    -----    ----     ----    ----    -----    ----     -----      -----

6. IO TYPE
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
IO TYPE                WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
-------                ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
0                        641   80.31  4,343     155,422    34.35    674,998,991   7.099   0.00%    0.13%    1.46%    2.91%    29.85%
2 Yr IO
3 Yr IO
5 Yr IO                  664   80.03  4,851     265,957    65.65  1,290,158,636   6.701   0.00%    0.00%    0.67%    1.14%    63.83%
10 Yr IO
                         ---   -----  -----     -------    -----  -------------   -----   ----     ----     ----     ----     -----

6. IO TYPE                                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                      LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
IO TYPE                & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
-------                -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
0                       26.68%    4.55%     3.11%    0.01%   0.00%   0.51%   1.76%    3.06%    27.51%      0.61%   0.50%   0.39%
2 Yr IO
3 Yr IO
5 Yr IO                 59.84%    4.26%     1.53%    0.02%   0.00%   0.03%   0.34%    1.23%    54.93%      4.29%   2.22%   2.60%
10 Yr IO
                        -----     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----

6. IO TYPE
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
IO TYPE                Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
-------                --------  ------  -------  ------  ------  ------   -------  --------   ---------
0                       21.28%   12.81%   0.25%    0.00%   0.00%    0.00%   0.00%    12.93%      4.35%
2 Yr IO
3 Yr IO
5 Yr IO                 41.32%   24.06%   0.27%    0.00%   0.00%   65.65%   0.00%    31.17%     11.98%
10 Yr IO
                        -----    -----    ----     ----    ----    -----    ----     -----      -----

7. DOCTYPE
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
DOCTYPE                WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
-------                ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
Full                     647   80.00  6,204     198,294    62.60  1,230,216,167   6.765   0.00%    0.09%    1.79%    3.00%    57.72%
No Income Verifier       671   80.23  2,891     243,741    35.86    704,654,216   6.954   0.00%    0.04%    0.29%    1.01%    34.52%
Stated                   678   83.54     48     417,903     1.02     20,059,337   7.084   0.00%    0.00%    0.00%    0.00%     1.02%
Limited Income
  Verifier               648   82.00     51     200,547     0.52     10,227,907   7.128   0.00%    0.00%    0.05%    0.05%     0.42%
                         ---   -----  -----     -------    -----  -------------   -----   ----     ----     ----     ----     -----

7. DOCTYPE                                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                         ----------------------------------------------------------------------------------------------------------
                                              LTV                                                LOAN AMOUNT
                         --------------------------------------------  ------------------------------------------------------------
                                                        LTV            $50K
                         85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
DOCTYPE                  & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
-------                  -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
Full                      55.34%    5.03%     2.21%    0.03%   0.00%   0.44%   1.74%    3.35%    49.65%      2.90%   2.05%   2.47%
No Income Verifier        30.21%    3.53%     2.12%    0.00%   0.00%   0.09%   0.35%    0.93%    31.73%      1.86%   0.58%   0.32%
Stated                     0.57%    0.21%     0.23%    0.00%   0.00%   0.00%   0.01%    0.00%     0.57%      0.14%   0.09%   0.20%
Limited Income
  Verifier                 0.40%    0.04%     0.08%    0.00%   0.00%   0.01%   0.01%    0.02%     0.48%      0.00%   0.00%   0.00%
                         ------     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----

7. DOCTYPE
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
DOCTYPE                Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
-------                --------  ------  -------  ------  ------  ------   -------  --------   --------
Full                    62.60%    0.00%   0.00%    0.00%   0.00%   41.32%   0.00%    29.36%     15.03%
No Income Verifier       0.00%   35.86%   0.00%    0.00%   0.00%   23.18%   0.00%    14.10%      1.16%
Stated                   0.00%    1.02%   0.00%    0.00%   0.00%    0.88%   0.00%     0.40%      0.00%
Limited Income
  Verifier               0.00%    0.00%   0.52%    0.00%   0.00%    0.27%   0.00%     0.24%      0.14%
------------------     ------    -----    ----     ----    ----    -----    ----     -----      -----

8. OTHERS
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------

                                      Loan   $ Avge Loan    % of                         520 and                             581 and
OTHERS                 WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
------                 ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
Manufactured Housing     793   60.42      1     199,629     0.01        199,629   6.375   0.00%    0.00%    0.00%    0.00%     0.01%
2nd Lien                                                                                  0.00%    0.00%    0.00%    0.00%     0.00%
< 100K                   629   79.46  1,839      73,442     6.87    135,060,692   7.371   0.00%    0.03%    0.42%    0.66%     5.77%
> 650K                   685   78.59    213     823,932     8.93    175,497,472   6.499   0.00%    0.00%    0.00%    0.04%     8.89%
Ohio                     629   82.37    411     111,069     2.32     45,649,295   7.230   0.00%    0.01%    0.15%    0.14%     2.03%
Nevada                   656   79.97    203     241,762     2.50     49,077,600   6.761   0.00%    0.00%    0.07%    0.07%     2.36%
North CA                 668   78.89    581     384,668    11.37    223,492,169   6.533   0.00%    0.00%    0.07%    0.29%    11.02%
South CA                 671   78.76  1,474     360,025    27.00    530,676,374   6.540   0.00%    0.04%    0.25%    0.50%    26.22%
Top 10 Loans             740   77.16     10   1,252,200     0.64     12,522,000   6.402   0.00%    0.00%    0.00%    0.00%     0.64%
                         ---   -----  -----   ---------    -----    -----------   -----   ----     ----     ----     ----     -----

8. OTHERS                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
                                                      LTV            $50K
                       85% LTV    LTV       LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
OTHERS                 & below  85.01-90  90.01-95    100   100.01+  below    75K     100K      $600K      750K    900K   >$900K
------                 -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
Manufactured Housing     0.01%    0.00%     0.00%    0.00%   0.00%   0.00%   0.00%    0.00%     0.01%      0.00%   0.00%   0.00%
2nd Lien                 0.00%    0.00%     0.00%    0.00%   0.00%   0.00%   0.00%    0.00%     0.00%      0.00%   0.00%   0.00%
< 100K                   5.52%    0.89%     0.45%    0.01%   0.00%   0.54%   2.11%    4.22%     0.00%      0.00%   0.00%   0.00%
> 650K                   8.34%    0.39%     0.20%    0.00%   0.00%   0.00%   0.00%    0.00%     0.00%      3.22%   2.72%   2.99%
Ohio                     1.71%    0.35%     0.26%    0.00%   0.00%   0.07%   0.24%    0.45%     1.57%      0.00%   0.00%   0.00%
Nevada                   2.28%    0.13%     0.08%    0.00%   0.00%   0.00%   0.00%    0.01%     2.28%      0.07%   0.04%   0.09%
North CA                10.67%    0.57%     0.13%    0.00%   0.00%   0.00%   0.01%    0.01%     9.12%      1.15%   0.62%   0.46%
South CA                25.29%    1.21%     0.50%    0.00%   0.00%   0.00%   0.01%    0.06%    21.87%      2.16%   1.35%   1.56%
Top 10 Loans             0.64%    0.00%     0.00%    0.00%   0.00%   0.00%   0.00%    0.00%     0.00%      0.00%   0.00%   0.64%
                        -----     ----      ----     ----    ----    ----    ----     ----     -----       ----    ----    ----

8. OTHERS
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------

                                 Stated  Limited
OTHERS                 Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
------                 --------  ------  -------  ------  ------  ------   -------  --------   --------
Manufactured Housing     0.00%    0.01%   0.00%    0.00%   0.00%    0.00%   0.00%     0.00%      0.00%
2nd Lien                 0.00%    0.00%   0.00%    0.00%   0.00%    0.00%   0.00%     0.00%      0.00%
< 100K                   5.48%    1.36%   0.04%    0.00%   0.00%    1.54%   0.00%     2.42%      0.97%
> 650K                   6.37%    2.56%   0.00%    0.00%   0.00%    7.62%   0.00%     3.04%      1.20%
Ohio                     1.74%    0.58%   0.01%    0.00%   0.00%    0.93%   0.00%     0.97%      0.41%
Nevada                   1.58%    0.92%   0.00%    0.00%   0.00%    2.05%   0.00%     1.04%      0.29%
North CA                 6.82%    4.48%   0.07%    0.00%   0.00%   10.48%   0.00%     5.85%      2.27%
South CA                14.89%   12.03%   0.08%    0.00%   0.00%   22.96%   0.00%    12.27%      4.07%
Top 10 Loans             0.51%    0.12%   0.00%    0.00%   0.00%    0.64%   0.00%     0.06%      0.00%
                        -----    -----    ----     ----    ----    -----    ----     -----       ----

9. CREDIT GRADES
                                                                                         -------------------------------------------
                                                                                                             FICO
                                                                                         -------------------------------------------
CREDIT GRADES please
use Relevant Credit                   Loan   $ Avge Loan    % of                         520 and                             581 and
Grades of Originator   WAFICO  WALTV  Count     Amount      Pool  Agg $ Balance    WAC    below   521-540  541-560  561-580   above
--------------------   ------  -----  -----  -----------    ----  -------------    ---   -------  -------  -------  -------  -------
A
B
C
D
------------------------------------------------------------------------------------------------------------------------------------

9. CREDIT GRADES                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                       ---------------------------------------------------------------------------------------------------------
                                            LTV                                                LOAN AMOUNT
                       --------------------------------------------  -----------------------------------------------------------
CREDIT GRADES please                                 LTV             $50K
use Relevant Credit    85% LTV     LTV      LTV     95.01-    LTV     and   $50.01-  $75.01-  $100.01-   $600.01-  $750-
Grades of Originator   & below  85.01-90  90.01-95   100    100.01+  below    75K     100K      $600K      750K    900K   >$900K
--------------------   -------  --------  --------  ------  -------  -----  -------  -------  --------   --------  -----  ------
A
B
C
D
--------------------------------------------------------------------------------------------------------------------------------

9. CREDIT GRADES
                       ---------------------------------------------------------------------------------
                             DOCUMENTATION                   INTEREST ONLY                   DTI
                       -------------------------  --------------------------------  --------------------
CREDIT GRADES please
use Relevant Credit              Stated  Limited
Grades of Originator   Full Doc    Doc     Doc    2yr IO  3yr IO  5yr IO   10yr IO  DTI > 45   DTI > 50
--------------------   --------  ------  -------  ------  ------  ------   -------  --------   --------
A
B
C
D
--------------------------------------------------------------------------------------------------------

10. TOP 10 MSAS
                                                                                                   Wtd
                                      Loan   $ Avge Loan    % of                         Wtd Avg   AVg
TOP 10 MSA                            Count     Amount      Pool  Agg $ Balance    WAC     LTV     FICO
----------                            -----  -----------    ----  -------------    ---   -------   ----
Chicago IL                              144     219,846     1.61     31,657,763   7.091   80.87    651
Las Vegas NV                            125     244,543     1.56     30,567,812   6.813   79.97    656
San Jose CA                              57     506,846     1.47     28,890,239   6.481   79.62    678
Los Angeles CA                           63     374,434     1.20     23,589,364   6.443   76.71    679
San Diego CA                             62     370,704     1.17     22,983,675   6.600   80.75    675
Miami FL                                 52     277,834     0.74     14,447,390   6.833   79.90    665
Moreno Valley CA                         44     272,117     0.61     11,973,163   6.721   79.81    657
Sacramento CA                            42     275,964     0.59     11,590,497   6.327   78.77    675
Chula Vista CA                           22     511,141     0.57     11,245,096   6.561   80.11    676
Stockton CA                              33     324,384     0.54     10,704,663   6.570   78.99    675
                                         --     -------     ----     ----------   -----   -----    ---